AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2012

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•

Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2011.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business,

•	fluctuations in interest rates, credit spreads, equity securities prices and/or currency values, and

•	the other factors set forth in our most recent report on Form 10-K, Form 10-Q and other documents on file with the Securities and Exchange Commission.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.
Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.
Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).
Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services. We also target middle to high excess business in the London and Bermuda wholesale markets and Canadian primary and excess business in the Canadian market place.
Accident & health: includes accidental death, travel insurance and specialty health products for employer and affinity groups, financial institutions, schools and colleges, as well as accident & health reinsurance for catastrophic or per life events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS Capital Holdings Limited
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.
Property: includes reinsurance written on both a proportional and a per risk excess of loss basis and covers underlying personal lines and commercial property exposures. Here the primary reason for the product is not simply to protect against catastrophic perils, however they are normally included with limitations.
Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice, lawyers’ and accountants’ liability, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.
Credit and Bond: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world.
Motor: provides coverage to cedants for motor liability and property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.
Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers compensation and auto liability are also written.
Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.
Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited
FINANCIAL HIGHLIGHTS

		Quarter ended September 30,				Nine months ended September 30,
		2012	2011	Change		2012	2011	Change

HIGHLIGHTS	Gross premiums written	$847,686	$835,056	1.5%		$3,387,229	$3,429,649	(1.2%)
	Gross premiums written - Insurance	62.5%	59.1%	3.4	pts	51.1%	46.7%	4.4	pts
	Gross premiums written - Reinsurance	37.5%	40.9%	(3.4)	pts	48.9%	53.3%	(4.4)	pts
	Net premiums written	$650,599	$673,453	(3.4%)		$2,819,360	$2,924,372	(3.6%)
	Net premiums earned	$862,447	$839,992	2.7%		$2,559,414	$2,468,207	3.7%
	Net premiums earned - Insurance	46.2%	44.1%	2.1	pts	45.9%	42.9%	3.0	pts
	Net premiums earned - Reinsurance	53.8%	55.9%	(2.1)	pts	54.1%	57.1%	(3.0)	pts
	Net income (loss) available to common shareholders	$223,407	$212,058	5.4%		$513,555	$(70,634)	nm
	Operating income (loss) [a]	200,640	94,727	111.8%		449,207	(221,080)	nm
	Reserve for losses and loss expenses	8,751,070	8,334,841	5.0%		8,751,070	8,334,841	5.0%
	Total shareholders’ equity	5,856,268	5,357,105	9.3%		5,856,268	5,357,105	9.3%

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings (loss) per common share	$1.84	$1.68	9.5%		$4.16	($0.58)	nm
	Diluted earnings (loss) per common share	$1.82	$1.66	9.6%		$4.11	($0.58)	nm
	Operating income (loss) per common share - diluted [b]	$1.63	$0.74	120.3%		$3.60	($1.82)	nm
	Weighted average common shares outstanding	121,127	125,971	(3.8%)		123,568	121,197	2.0%
	Diluted weighted average common shares outstanding	122,952	128,002	(3.9%)		124,858	121,197	3.0%
	Book value per common share	$45.42	$38.51	17.9%		$45.42	$38.51	17.9%
	Diluted book value per common share (treasury stock method)	$43.57	$37.06	17.6%		$43.57	$37.06	17.6%
	Accumulated dividends paid per common share	$6.37	$5.42	17.5%		$6.37	$5.42	17.5%

FINANCIAL RATIOS	ROACE [c]	16.9%	17.5%	(0.6)	pts	13.3%	(1.9%)	15.2	pts
	Operating ROACE [d]	15.2%	7.8%	7.4	pts	11.6%	(5.9%)	17.5	pts
	Net loss and loss expense ratio	51.3%	60.3%	(9.0)	pts	55.5%	84.7%	(29.2)	pts
	Acquisition cost ratio	18.4%	17.5%	0.9	pts	18.9%	17.4%	1.5	pts
	General and administrative expense ratio	15.6%	13.7%	1.9	pts	16.4%	14.2%	2.2	pts
	Combined ratio	85.3%	91.5%	(6.2)	pts	90.8%	116.3%	(25.5)	pts

INVESTMENT DATA	Total assets	$18,897,781	$17,943,930	5.3%		$18,897,781	$17,943,930	5.3%
	Total cash and invested assets [e]	14,243,058	13,352,316	6.7%		14,243,058	13,352,316	6.7%
	Net investment income	103,638	49,396	109.8%		294,110	260,068	13.1%
	Net realized investment gains	50,803	57,557	(11.7%)		95,699	125,177	(23.5%)
	Total return on cash and investments [f]	2.1%	(0.4%)	2.5	pts	4.7%	2.0%	2.7	pts
	Return on other investments [g]	4.2%	(4.8%)	9.0	pts	9.3%	1.2%	8.1	pts
	Book yield of fixed maturities	2.7%	3.0%	(0.3)	pts	2.7%	3.0%	(0.3)	pts

[a]	Operating income (loss) is a “non-GAAP financial measure” as defined by Regulation G. See page 26 for reconciliation of operating income to net income (loss) available to common shareholders.

[b]	Operating income (loss) per share - diluted, is calculated by dividing operating income (loss) for the period by weighted average common shares and share equivalents.

[c]
Return on average common equity (“ROACE”) is calculated by dividing net income (loss) available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income (loss) for the quarter-periods is annualized.

[d]
Operating ROACE, also a “non-GAAP financial measure”, is calculated by dividing operating income (loss) for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income (loss) for the quarter-periods is annualized.

[e]
Cash and invested assets represents the total cash, available for sale investments, other investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[f]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.

[g]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q3 2010
UNDERWRITING REVENUES
Gross premiums written	$847,686	$1,014,375	$1,525,168	$666,504	$835,056	$750,687
Premiums ceded	(197,087)	(212,800)	(157,982)	(171,441)	(161,603)	(124,365)
Net premiums written	650,599	801,575	1,367,186	495,063	673,453	626,322

Gross premiums earned	1,037,600	1,019,808	1,015,370	1,019,953	1,005,761	920,954
Ceded premiums amortized	(175,153)	(169,205)	(169,008)	(173,200)	(165,769)	(162,081)
Net premiums earned	862,447	850,603	846,362	846,753	839,992	758,873
Other insurance related income	953	299	631	351	1,156	884
Total underwriting revenues	863,400	850,902	846,993	847,104	841,148	759,757

UNDERWRITING EXPENSES
Net losses and loss expenses	442,652	467,637	510,690	583,454	506,839	422,154
Acquisition costs	158,796	156,397	168,397	157,372	146,836	123,788
Underwriting-related general and administrative expenses [a]	106,953	107,129	105,217	91,202	97,444	86,439
Total underwriting expenses	708,401	731,163	784,304	832,028	751,119	632,381

UNDERWRITING INCOME [b]	154,999	119,739	62,689	15,076	90,029	127,376

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	103,638	74,449	116,023	102,362	49,396	111,800
Net realized investment gains (losses)	50,803	30,405	14,491	(3,738)	57,557	76,531
Interest expense and financing costs	(15,558)	(15,170)	(15,636)	(15,616)	(15,677)	(15,800)
Total other operating revenues	138,883	89,684	114,878	83,008	91,276	172,531

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(23,927)	36,162	(20,447)	17,328	60,830	(24,961)
Corporate expenses [a]	(27,658)	(54,202)	(18,435)	(18,788)	(17,093)	(16,996)
Total other (expenses) revenues	(51,585)	(18,040)	(38,882)	(1,460)	43,737	(41,957)

INCOME BEFORE INCOME TAXES	242,297	191,383	138,685	96,624	225,042	257,950

Income tax expense	(10,149)	(2,317)	(2,848)	(7,341)	(3,765)	(9,890)

NET INCOME	232,148	189,066	135,837	89,283	221,277	248,060

Preferred share dividends	(8,741)	(11,527)	(9,219)	(9,219)	(9,219)	(9,218)
Loss on repurchase of preferred shares	—	(9,387)	(4,621)	—	—	—

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$223,407	$168,152	$121,997	$80,064	$212,058	$238,842

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	51.3%	55.0%	60.3%	68.9%	60.3%	55.6%
Acquisition cost ratio	18.4%	18.4%	19.9%	18.6%	17.5%	16.3%
General and administrative expense ratio [a]	15.6%	18.9%	14.6%	13.0%	13.7%	13.7%
Combined ratio	85.3%	92.3%	94.8%	100.5%	91.5%	85.6%

Weighted average basic shares outstanding	121,127	123,823	125,782	126,360	125,971	120,091
Weighted average diluted shares outstanding	122,952	124,983	126,668	127,686	128,002	134,406
Basic earnings per common share	$1.84	$1.36	$0.97	$0.63	$1.68	$1.99
Diluted earnings per common share	$1.82	$1.35	$0.96	$0.63	$1.66	$1.78
ROACE (annualized)	16.9%	13.0%	9.7%	6.5%	17.5%	18.5%
Operating ROACE (annualized)	15.2%	8.7%	10.8%	5.5%	7.8%	14.6%

[a]
Underwriting-related general and administrative expenses is a "non-GAAP financial measure" as defined in SEC Regulation G. Our total general and administrative expenses also include corporate expenses. Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]
Group (or consolidated) underwriting income (loss) is also a "non-GAAP financial measure". Reconciliations of consolidated underwriting income (loss) to the nearest GAAP financial measure (income (loss) before income taxes) are presented above and on the following page.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - YEAR TO DATE

	Nine months ended September 30,			Year ended December 31,
	2012	2011	2010	2011	2010
UNDERWRITING REVENUES
Gross premiums written	$3,387,229	$3,429,649	$3,115,761	$4,096,153	$3,750,536
Premiums ceded	(567,869)	(505,277)	(456,865)	(676,719)	(602,996)
Net premiums written	2,819,360	2,924,372	2,658,896	3,419,434	3,147,540

Gross premiums earned	3,072,778	2,954,002	2,714,698	3,973,956	3,632,177
Ceded premiums amortized	(513,364)	(485,795)	(524,606)	(658,995)	(684,767)
Net premiums earned	2,559,414	2,468,207	2,190,092	3,314,961	2,947,410
Other insurance related income	1,884	2,047	1,727	2,396	2,073
Total underwriting revenues	2,561,298	2,470,254	2,191,819	3,317,357	2,949,483

UNDERWRITING EXPENSES
Net losses and loss expenses	1,420,981	2,091,598	1,293,787	2,675,052	1,677,132
Acquisition costs	483,589	430,097	364,614	587,469	488,712
Underwriting-related general and administrative expenses	319,300	290,860	256,762	382,062	374,436
Total underwriting expenses	2,223,870	2,812,555	1,915,163	3,644,583	2,540,280

UNDERWRITING INCOME (LOSS)	337,428	(342,301)	276,656	(327,226)	409,203

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	294,110	260,068	299,004	362,430	406,892
Net realized investment gains	95,699	125,177	117,325	121,439	195,098
Interest expense and financing costs	(46,365)	(46,982)	(40,185)	(62,598)	(55,876)
Total other operating revenues	343,444	338,263	376,144	421,271	546,114

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(8,212)	27,254	10,415	44,582	15,535
Corporate expenses [a]	(100,295)	(58,302)	(52,504)	(77,089)	(75,449)
Total other expenses	(108,507)	(31,048)	(42,089)	(32,507)	(59,914)

INCOME (LOSS) BEFORE INCOME TAXES	572,365	(35,086)	610,711	61,538	895,403

Income tax expense	(15,314)	(7,892)	(27,550)	(15,233)	(38,680)

NET INCOME (LOSS)	557,051	(42,978)	583,161	46,305	856,723

Preferred share dividends	(29,487)	(27,656)	(27,656)	(36,875)	(36,875)
Loss on repurchase of preferred shares	(14,009)	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$513,555	$(70,634)	$555,505	$9,430	$819,848

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	55.5%	84.7%	59.1%	80.7%	56.9%
Acquisition cost ratio	18.9%	17.4%	16.6%	17.7%	16.6%
General and administrative expense ratio [a]	16.4%	14.2%	14.1%	13.9%	15.2%
Combined ratio	90.8%	116.3%	89.8%	112.3%	88.7%

Weighted average basic shares outstanding	123,568	121,197	123,320	122,499	121,728
Weighted average diluted shares outstanding	124,858	121,197	137,382	128,122	136,199
Basic earnings (loss) per common share	$4.16	($0.58)	$4.50	$0.08	$6.74
Diluted earnings (loss) per common share	$4.11	($0.58)	$4.04	$0.07	$6.02
ROACE [b]	13.3%	(1.9%)	14.3%	0.2%	16.2%
Operating ROACE [b]	11.6%	(5.9%)	11.1%	(3.1%)	12.1%

[a]	Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]	Annualized for the nine-month periods.

AXIS Capital Holdings Limited
CONSOLIDATED SEGMENT DATA

	Quarter ended September 30, 2012			Nine months ended September 30, 2012
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$529,678	$318,008	$847,686	$1,729,365	$1,657,864	$3,387,229
Net premiums written	332,591	318,008	650,599	1,176,443	1,642,917	2,819,360

Gross premiums earned	569,710	467,890	1,037,600	1,677,176	1,395,602	3,072,778
Ceded premiums amortized	(171,372)	(3,781)	(175,153)	(502,003)	(11,361)	(513,364)
Net premiums earned	398,338	464,109	862,447	1,175,173	1,384,241	2,559,414
Other insurance related income	953	—	953	1,884	—	1,884
Total underwriting revenues	399,291	464,109	863,400	1,177,057	1,384,241	2,561,298

UNDERWRITING EXPENSES
Net losses and loss expenses	185,845	256,807	442,652	653,471	767,510	1,420,981
Acquisition costs	59,026	99,770	158,796	178,834	304,755	483,589
Underwriting-related general and administrative expenses	78,029	28,924	106,953	233,243	86,057	319,300
Total underwriting expenses	322,900	385,501	708,401	1,065,548	1,158,322	2,223,870

UNDERWRITING INCOME	$76,391	$78,608	$154,999	$111,509	$225,919	$337,428

KEY RATIOS
Current accident year loss ratio	54.6%	61.6%	58.3%	62.6%	62.6%	62.6%
Prior period reserve development	(7.9%)	(6.3%)	(7.0%)	(7.0%)	(7.2%)	(7.1%)
Net loss and loss expense ratio	46.7%	55.3%	51.3%	55.6%	55.4%	55.5%
Acquisition cost ratio	14.8%	21.5%	18.4%	15.2%	22.0%	18.9%
Underwriting-related general and administrative expense ratio	19.6%	6.3%	12.4%	19.9%	6.3%	12.5%
Corporate expense ratio			3.2%			3.9%
Combined ratio	81.1%	83.1%	85.3%	90.7%	83.7%	90.8%

AXIS Capital Holdings Limited
GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Nine months ended September 30,
	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q3 2010	2012	2011

INSURANCE SEGMENT
Property	$136,759	$228,962	$137,251	$143,046	$158,786	$150,123	$502,971	$492,232
Marine	45,435	91,652	85,448	32,759	46,905	46,403	222,536	207,722
Terrorism	10,589	11,167	6,748	8,295	13,216	8,029	28,504	26,018
Aviation	16,470	15,857	3,674	36,338	11,957	9,891	36,001	34,455
Credit and political risk	4,553	5,124	3,601	13,583	(148)	10,754	13,279	22,151
Professional lines	191,882	243,258	145,602	224,507	173,608	156,276	580,743	539,697
Liability	74,642	73,810	45,411	52,176	52,065	50,448	193,862	161,079
Accident & health	49,348	5,179	96,943	10,577	37,071	1,626	151,469	117,194
TOTAL INSURANCE SEGMENT	529,678	675,009	524,678	521,281	493,460	433,550	1,729,365	1,600,548

REINSURANCE SEGMENT
Catastrophe	73,329	124,237	146,423	12,904	91,340	92,479	343,989	458,918
Property	64,717	58,604	182,446	29,508	79,196	73,080	305,767	330,480
Professional lines	50,648	47,561	113,342	80,368	51,341	56,963	211,551	201,025
Credit and bond	30,728	22,670	203,948	4,650	38,292	17,527	257,347	295,273
Motor	10,622	17,876	198,210	(622)	13,074	11,872	226,708	238,987
Liability	78,118	56,096	94,627	14,567	62,366	56,437	228,841	215,161
Engineering	6,745	6,783	43,036	4,518	4,906	7,424	56,564	60,701
Other	3,101	5,539	18,458	(670)	1,081	1,355	27,097	28,556
TOTAL REINSURANCE SEGMENT	318,008	339,366	1,000,490	145,223	341,596	317,137	1,657,864	1,829,101

CONSOLIDATED TOTAL	$847,686	$1,014,375	$1,525,168	$666,504	$835,056	$750,687	$3,387,229	$3,429,649

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - QUARTERLY

	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q3 2010
UNDERWRITING REVENUES
Gross premiums written	$529,678	$675,009	$524,678	$521,281	$493,460	$433,550
Net premiums written	332,591	465,238	378,614	349,912	331,857	309,277

Gross premiums earned	569,710	552,045	555,422	538,701	529,847	477,149
Ceded premiums amortized	(171,372)	(165,465)	(165,168)	(167,056)	(159,327)	(156,965)
Net premiums earned	398,338	386,580	390,254	371,645	370,520	320,184
Other insurance related income	953	299	361	351	1,156	884
Total underwriting revenues	399,291	386,879	390,885	371,996	371,676	321,068

UNDERWRITING EXPENSES
Net losses and loss expenses	185,845	225,900	241,724	227,064	207,403	150,860
Acquisition costs	59,026	58,654	61,155	54,508	51,753	38,962
General and administrative expenses	78,029	77,770	77,444	68,187	72,005	64,147
Total underwriting expenses	322,900	362,324	380,323	349,759	331,161	253,969

UNDERWRITING INCOME	$76,391	$24,555	$10,562	$22,237	$40,515	$67,099

KEY RATIOS
Current accident year loss ratio	54.6%	67.6%	65.8%	68.9%	64.8%	55.8%
Prior period reserve development	(7.9%)	(9.2%)	(3.9%)	(7.8%)	(8.8%)	(8.7%)
Net loss and loss expense ratio	46.7%	58.4%	61.9%	61.1%	56.0%	47.1%
Acquisition cost ratio	14.8%	15.2%	15.7%	14.7%	14.0%	12.2%
General and administrative expense ratio	19.6%	20.1%	19.9%	18.3%	19.4%	20.0%
Combined ratio	81.1%	93.7%	97.5%	94.1%	89.4%	79.3%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - QUARTERLY

	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q3 2010
UNDERWRITING REVENUES
Gross premiums written	$318,008	$339,366	$1,000,490	$145,223	$341,596	$317,137
Net premiums written	318,008	336,337	988,572	145,151	341,596	317,045

Gross premiums earned	467,890	467,763	459,947	481,252	475,914	443,805
Ceded premiums amortized	(3,781)	(3,740)	(3,839)	(6,144)	(6,442)	(5,116)
Net premiums earned	464,109	464,023	456,108	475,108	469,472	438,689
Other insurance related income	—	—	—	—	—	—
Total underwriting revenues	464,109	464,023	456,108	475,108	469,472	438,689

UNDERWRITING EXPENSES
Net losses and loss expenses	256,807	241,737	268,966	356,390	299,436	271,294
Acquisition costs	99,770	97,743	107,242	102,864	95,083	84,826
General and administrative expenses	28,924	29,359	27,773	23,015	25,439	22,292
Total underwriting expenses	385,501	368,839	403,981	482,269	419,958	378,412

UNDERWRITING INCOME (LOSS)	$78,608	$95,184	$52,127	$(7,161)	$49,514	$60,277

KEY RATIOS
Current accident year loss ratio	61.6%	60.5%	65.6%	85.3%	73.5%	71.8%
Prior period reserve development	(6.3%)	(8.4%)	(6.6%)	(10.3%)	(9.7%)	(10.0%)
Net loss and loss expense ratio	55.3%	52.1%	59.0%	75.0%	63.8%	61.8%
Acquisition cost ratio	21.5%	21.1%	23.5%	21.7%	20.3%	19.4%
General and administrative expense ratio	6.3%	6.3%	6.1%	4.8%	5.4%	5.1%
Combined ratio	83.1%	79.5%	88.6%	101.5%	89.5%	86.3%

AXIS Capital Holdings Limited
NET INVESTMENT INCOME - QUARTERLY AND YEAR TO DATE

							Nine months ended September 30,
	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q3 2010	2012	2011

Fixed maturities	$72,251	$76,544	$79,637	$77,933	$81,900	$89,580	$228,432	$259,683
Equity securities	2,862	5,071	1,110	4,209	2,079	917	9,042	6,977
Other investments	34,242	(2,304)	40,420	25,124	(30,376)	25,094	72,358	6,732
Cash and cash equivalents	708	1,663	1,608	894	1,148	1,517	3,979	4,803
Short-term investments	537	33	154	431	302	308	725	1,161

Gross investment income	110,600	81,007	122,929	108,591	55,053	117,416	314,536	279,356
Investment expense	(6,962)	(6,558)	(6,906)	(6,229)	(5,657)	(5,616)	(20,426)	(19,288)

Net investment income	$103,638	$74,449	$116,023	$102,362	$49,396	$111,800	$294,110	$260,068

AXIS Capital Holdings Limited
CONSOLIDATED BALANCE SHEETS

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2012	2012	2012	2011	2011	2010
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,794,985	$11,504,448	$11,440,643	$10,940,100	$10,736,729	$10,664,824
Equity securities, available for sale, at fair value	650,168	631,731	757,038	677,560	567,881	251,005
Other investments, at fair value	838,641	798,233	769,554	699,320	643,270	533,072
Short-term investments, at fair value and amortized cost	91,814	71,277	50,264	149,909	149,136	129,042
Total investments	13,375,608	13,005,689	13,017,499	12,466,889	12,097,016	11,577,943
Cash and cash equivalents	869,444	872,751	1,173,771	1,082,838	1,201,037	1,205,393
Accrued interest receivable	95,654	97,417	93,860	98,346	95,320	92,758
Insurance and reinsurance premium balances receivable	1,712,025	1,888,238	1,900,002	1,413,839	1,665,636	1,536,944
Reinsurance recoverable on paid and unpaid losses	1,789,410	1,792,358	1,766,597	1,770,329	1,759,017	1,551,612
Deferred acquisition costs	460,661	502,413	547,667	407,527	477,403	402,887
Prepaid reinsurance premiums	293,684	271,262	227,935	238,623	239,769	234,850
Receivable for investments sold	7,375	596	7,276	3,006	86,932	11,745
Goodwill and intangible assets	98,165	98,203	99,439	99,590	98,260	89,744
Other assets	195,755	192,485	191,554	225,072	223,540	154,399
TOTAL ASSETS	$18,897,781	$18,721,412	$19,025,600	$17,806,059	$17,943,930	$16,858,275

LIABILITIES
Reserve for losses and loss expenses	$8,751,070	$8,600,651	$8,599,344	$8,425,045	$8,334,841	$6,934,528
Unearned premiums	2,770,889	2,958,223	2,965,329	2,454,462	2,805,620	2,614,239
Insurance and reinsurance balances payable	239,394	211,704	181,405	206,539	179,081	123,127
Senior notes	995,097	994,951	994,806	994,664	994,523	993,976
Other liabilities	180,040	145,188	114,910	129,329	144,771	240,338
Payable for investments purchased	105,023	112,855	270,627	151,941	127,989	103,129
TOTAL LIABILITIES	13,041,513	13,023,572	13,126,421	12,361,980	12,586,825	11,009,337

SHAREHOLDERS’ EQUITY
Preferred shares - Series A, B, and C	502,843	502,843	750,000	500,000	500,000	500,000
Common shares	2,145	2,141	2,140	2,125	2,112	1,931
Additional paid-in capital	2,165,478	2,153,467	2,117,208	2,105,386	2,095,727	2,046,297
Accumulated other comprehensive income	373,199	240,939	278,174	128,162	50,932	371,625
Retained earnings	4,576,381	4,383,405	4,246,354	4,155,392	4,105,216	4,033,018
Treasury shares, at cost	(1,763,778)	(1,584,955)	(1,494,697)	(1,446,986)	(1,396,882)	(1,103,933)
TOTAL SHAREHOLDERS’ EQUITY	5,856,268	5,697,840	5,899,179	5,444,079	5,357,105	5,848,938

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$18,897,781	$18,721,412	$19,025,600	$17,806,059	$17,943,930	$16,858,275

Basic common shares outstanding	117,857	122,773	125,365	125,588	126,141	119,958
Diluted common shares outstanding	122,865	128,117	130,244	129,818	131,067	137,115
Book value per common share	$45.42	$42.31	$41.07	$39.37	$38.51	$44.59
Diluted book value per common share	$43.57	$40.55	$39.53	$38.08	$37.06	$39.01
Debt to total capital [a]	14.5%	14.9%	14.4%	15.4%	15.7%	14.5%
Debt and preferred equity to total capital	21.9%	22.4%	25.3%	23.2%	23.2%	21.8%

[a]	The debt to total capital ratio is calculated by dividing our senior notes by total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS PORTFOLIO
At September 30, 2012

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,226,488	$10,801	$(69)	$1,237,220	8%
Non-U.S. government	1,107,862	30,373	(4,796)	1,133,439	8%
Corporate debt	3,533,390	133,153	(9,954)	3,656,589	26%
Agency RMBS	2,907,852	88,605	(371)	2,996,086	21%
CMBS	688,241	25,224	(599)	712,866	5%
Non-Agency RMBS	143,585	3,989	(3,721)	143,853	1%
ABS	620,675	8,998	(7,066)	622,607	4%
Municipals	1,227,874	64,771	(320)	1,292,325	9%
Total fixed maturities	11,455,967	365,914	(26,896)	11,794,985	82%

Equity securities, available for sale
Common stocks	386,142	58,462	(11,075)	433,529	3%
Exchange traded funds	108,614	7,337	—	115,951	1%
Non-U.S. bond mutual funds	99,701	987	—	100,688	1%
Total equity securities	594,457	66,786	(11,075)	650,168	5%

Total available for sale investments	$12,050,424	$432,700	$(37,971)	12,445,153	87%

Other investments (see below)				838,641	6%

Short-term investments				91,814	1%

Total investments				13,375,608	94%

Cash and cash equivalents [a]				869,444	6%

Accrued interest receivable				95,654	1%

Net receivable/(payable) for investments sold (purchased)				(97,648)	(1%)

Total cash and invested assets				$14,243,058	100%

				Fair Value	Percentage
Other Investments:
Long/short equity funds				$305,339	36%
Multi-strategy funds				242,214	29%
Event-driven funds				166,104	20%
Leveraged bank loan funds				62,272	7%
Collateralized loan obligations - equity tranches				62,712	8%
Total				$838,641	100%

[a]	Includes $70 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q3 2010
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	8.7%	8.2%	8.4%	8.5%	8.2%	10.7%
Non-U.S. government	8.0%	9.1%	7.5%	9.0%	7.4%	6.2%
Corporate debt	25.7%	26.3%	26.7%	26.7%	27.9%	33.7%
MBS:
Agency RMBS	21.0%	20.1%	19.8%	19.5%	19.6%	16.4%
CMBS	5.0%	4.5%	3.1%	2.3%	2.1%	3.9%
Non-agency RMBS	1.0%	1.1%	1.1%	1.2%	1.3%	1.7%
ABS	4.4%	4.8%	5.7%	4.7%	4.8%	5.2%
Municipals	9.1%	8.9%	8.1%	9.1%	8.8%	5.6%

Total Fixed Maturities	82.9%	83.0%	80.4%	81.0%	80.1%	83.4%
Equity Securities	4.5%	4.6%	5.3%	5.0%	4.3%	2.0%
Other investments	5.9%	5.8%	5.9%	5.3%	4.8%	4.2%
Short-term investments	0.6%	0.5%	0.4%	1.2%	1.2%	1.0%

Total investments	93.9%	93.9%	92.0%	92.5%	90.4%	90.6%
Cash and cash equivalents	6.1%	6.2%	8.2%	7.9%	9.1%	9.4%
Accrued interest receivable	0.7%	0.7%	0.7%	0.7%	0.8%	0.7%
Net receivable/(payable) for investments sold or purchased	(0.7%)	(0.8%)	(0.9%)	(1.1%)	(0.3%)	(0.7%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Cash and cash equivalents [a]	6.0%	6.2%	8.5%	7.8%	9.6%	9.4%
U.S. government and agency	9.8%	9.2%	9.9%	9.6%	9.2%	11.5%
AAA	38.9%	41.9%	41.2%	40.7%	37.1%	37.4%
AA	10.4%	8.4%	8.7%	11.4%	15.2%	13.2%
A	16.8%	16.6%	15.9%	16.3%	16.5%	14.8%
BBB	10.5%	11.2%	11.0%	9.8%	8.7%	10.9%
Below BBB	7.6%	6.5%	4.8%	4.4%	3.7%	2.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year (includes cash & cash equivalents)	12.4%	12.8%	13.5%	13.8%	14.4%	16.1%
From one to five years	36.8%	38.8%	37.5%	38.4%	38.7%	38.7%
From five to ten years	15.1%	13.6%	14.6%	15.2%	14.3%	14.0%
Above ten years	0.6%	0.8%	1.2%	1.8%	1.9%	2.0%
Asset-backed and mortgage-backed securities	35.1%	34.0%	33.2%	30.8%	30.7%	29.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.7%	2.8%	2.8%	2.9%	3.0%	3.3%
Yield to maturity of fixed maturities	1.4%	1.9%	2.0%	2.2%	2.4%	2.3%
Average duration of fixed maturities	2.7 yrs	2.8 yrs	2.9 yrs	2.8 yrs	2.9 yrs	3.1 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA	AA

[a]	Cash and cash equivalents are net of receivables/payables for investments sold/purchased.

AXIS Capital Holdings Limited
GEOGRAPHIC DISTRIBUTION OF FIXED MATURITIES AND EQUITIES
At September 30, 2012

			Corporate Debt
	Governments and Agencies		Financials	Non-Financials	Government Guaranteed	Total	Agency RMBS	Non-Agency RMBS/CMBS	ABS	Total Fixed Maturities	Equities		Total Fixed Maturities and Equities
Composition by country
Eurozone countries:
Germany	$124,694		$934	$62,506	$18,934	$82,374	$—	$—	$13,880	$220,948	$6,708		$227,656
Netherlands	24,265		—	58,492	—	58,492	—	5,504	20,520	108,781	6,879		115,660
France	—		—	31,959	—	31,959	—	—	10,143	42,102	9,721		51,823
Supranational [a]	74,076		—	—	—	—	—	—	—	74,076	—		74,076
Belgium	—		—	28,955	—	28,955	—	—	—	28,955	1,427		30,382
Luxembourg	—		—	22,014	—	22,014	—	—	—	22,014	585		22,599
Austria	5,297		—	—	—	—	—	—	—	5,297	—		5,297
Ireland	—		2,718	—	—	2,718	—	—	—	2,718	4,673		7,391
Italy	—		—	—	—	—	—	—	—	—	2,006		2,006
Spain	—		—	2,913	—	2,913	—	—	—	2,913	982		3,895
Other [b]	—		—	—	—	—	—	—	—	—	100,687		100,687
Total eurozone	228,332		3,652	206,839	18,934	229,425	—	5,504	44,543	507,804	133,668		641,472
Other concentrations:
United Kingdom	199,176		4,882	175,402	12,575	192,859	—	42,766	31,697	466,498	27,471		493,969
Canada	153,711		21,296	65,324	46,323	132,943	—	—	—	286,654	8,103		294,757
Australia	187,097		13,689	25,192	—	38,881	—	—	18,680	244,658	3,255		247,913
Brazil	60,319	[c]	2,584	21,545	—	24,129	—	—	—	84,448	—		84,448
Mexico	35,540		—	64,504	—	64,504	—	—	—	100,044	1,576		101,620
Other	269,264		445	110,915	2,299	113,659	—	—	45,905	428,828	111,600	[d]	540,428
Total other concentrations	905,107		42,896	462,882	61,197	566,975	—	42,766	96,282	1,611,130	152,005		1,763,135

Total Non-U.S. concentrations	1,133,439		46,548	669,721	80,131	796,400	—	48,270	140,825	2,118,934	285,673		2,404,607

United States	913,858	[e]	1,212,145	1,648,044	—	2,860,189	2,996,086	808,449	481,782	8,060,364	364,495	[f]	8,424,859
United States agencies	323,362		—	—	—	—	—	—	—	323,362	—		323,362
United States local governments	1,292,325		—	—	—	—	—	—	—	1,292,325	—		1,292,325
Total U.S. concentrations	2,529,545		1,212,145	1,648,044	—	2,860,189	2,996,086	808,449	481,782	9,676,051	364,495		10,040,546

Totals	$3,662,984		$1,258,693	$2,317,765	$80,131	$3,656,589	$2,996,086	$856,719	$622,607	$11,794,985	$650,168		$12,445,153

[a]	Represents holdings of the European Investment Bank.

[b]
Represents holdings in two non-U.S. bond mutual funds with underlying exposure to primarily sovereign and corporate debt. The primary countries of risk for these underlying securities are countries within the eurozone.

[c]	Represents holdings primarily in Petrobras International and is presented as non-U.S. agency because the Government of Brazil is majority shareholder.

[d]	Represents exchange-trade funds (“ETF’s”) designed to track indexes with primary underlying exposures to countries other than the United States and those within the eurozone.

[e]	Represents United States Treasuries.

[f]
Represents $260 million of common stocks of companies with the United States as their primary country of risk and $104 million of ETF’s designed to track the S&P 500, an index consisting primarily of exposure to the United States.

AXIS Capital Holdings Limited
CORPORATE DEBT COMPOSITION
At September 30, 2012

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banking	$794,387	21.7%	5.6%
Insurance	199,900	5.5%	1.4%
Corporate/commercial finance	141,288	3.9%	1.0%
Foreign banking [a]	21,458	0.6%	0.2%
Investment brokerage	6,431	0.2%	—%
Total financial institutions	1,163,464	31.9%	8.2%
Communications	331,187	9.1%	2.3%
Utilities	293,812	8.0%	2.1%
Consumer non-cyclicals	257,687	7.0%	1.8%
Industrials	192,395	5.3%	1.4%
Consumer cyclical	173,525	4.7%	1.2%
Energy	157,923	4.3%	1.1%
Non-U.S. government guaranteed [b]	80,132	2.2%	0.6%
Technology	73,690	2.0%	0.5%
Transportation	61,686	1.7%	0.4%
Total investment grade	2,785,501	76.2%	19.6%

Total non-investment grade	871,088	23.8%	6.1%

Total corporate debt	$3,656,589	100.0%	25.7%

[a]	Located in Canada, Australia and Brazil.

[b]	Includes $19 million from Germany. No other corporate debt guaranteed by a eurozone country.

AXIS Capital Holdings Limited
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At September 30, 2012

	Amortized Cost	Net Unrealized Gain	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$152,053	8,518	$160,571	1.4%
CITIGROUP INC	140,607	6,802	147,409	1.2%
JP MORGAN CHASE & CO	113,738	5,788	119,526	1.0%
GOLDMAN SACHS GROUP	113,653	4,112	117,765	1.0%
GENERAL ELECTRIC CO	79,554	1,480	81,034	0.7%
MORGAN STANLEY	73,680	4,753	78,433	0.7%
AMERICA MOVIL	63,406	1,098	64,504	0.5%
WELLS FARGO & COMPANY	59,122	2,748	61,870	0.5%
FORD MOTOR COMPANY	55,016	1,134	56,150	0.5%
PORSCHE AUTOMOBIL HOLDING SE	55,560	225	55,785	0.5%

[a]
The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At September 30, 2012

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,996,086	$68,703	$7,681	$14,086	$6,532	$46,851	$3,139,939
Commercial MBS	—	513,190	73,803	119,928	5,945	—	712,866
ABS	—	404,199	117,068	46,057	42,704	12,579	622,607

Total mortgage-backed and asset-backed securities	$2,996,086	$986,092	$198,552	$180,071	$55,181	$59,430	$4,475,412

Percentage of total	66.9%	22.0%	4.4%	4.0%	1.2%	1.5%	100.0%

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS

	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q3 2010
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$21,527	$29,724	$30,246	$36,525	$21,071	$31,007
Reinsurance	—	—	—	—	—	5,000
Total	$21,527	$29,724	$30,246	$36,525	$21,071	$36,007

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$528,009	$533,052	$503,254	$541,423	$536,811	$424,234
Reinsurance	—	—	—	—	—	—
Total	$528,009	$533,052	$503,254	$541,423	$536,811	$424,234

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,194,561	$1,188,349	$1,191,954	$1,154,556	$1,165,884	$1,067,630
Reinsurance	62,329	60,080	57,857	56,286	53,987	46,020
Total	$1,256,890	$1,248,429	$1,249,811	$1,210,842	$1,219,871	$1,113,650

Provision against reinsurance recoverables:
Insurance	$(16,473)	$(18,319)	$(16,274)	$(17,988)	$(18,278)	$(16,911)
Reinsurance	(543)	(528)	(440)	(473)	(458)	(5,368)
Total	$(17,016)	$(18,847)	$(16,714)	$(18,461)	$(18,736)	$(22,279)

Net reinsurance recoverables:
Insurance	$1,727,624	$1,732,806	$1,709,180	$1,714,516	$1,705,488	$1,505,960
Reinsurance	61,786	59,552	57,417	55,813	53,529	45,652
Total	$1,789,410	$1,792,358	$1,766,597	$1,770,329	$1,759,017	$1,551,612

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS
At September 30, 2012

Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision Against Reinsurance Recoverable	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	1,299,422	$(27,971)	$1,271,451	73.0%	21.7%	$(10,627)	0.8%	$1,288,795
Other reinsurers balances > $20 million	196,462	(346)	196,116	11.3%	3.3%	(1,386)	0.7%	195,076
Other reinsurers balances < $20 million	310,542	(35,473)	275,069	15.7%	4.8%	(5,003)	1.6%	305,539
Total	$1,806,426	$(63,790)	$1,742,636	100.0%	29.8%	$(17,016)	0.9%	$1,789,410
At September 30, 2012, 98.6% (December 31, 2011: 98.6%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Transatlantic Reinsurance Co.	13.6%	4.0%
Swiss Reinsurance America Corporation	10.6%	3.2%
Partner Reinsurance Co of US	10.0%	3.0%
Lloyds of London	9.0%	2.7%
Berkley Insurance Company	8.5%	2.5%
Ace Property & Casualty Insurance	6.5%	1.9%
XL Reinsurance America Inc	5.8%	1.7%
Liberty Mutual Insurance Co.	3.3%	1.0%
Hannover Ruckversicherungs Aktiengesel	2.9%	0.9%
Munchener Ruckversicherungs Gesellschaft	2.8%	0.8%
	73.0%	21.7%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended September 30, 2012			Nine months ended September 30, 2012
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses

Beginning of period	$8,600,651	$(1,765,634)	$6,835,017	$8,425,045	$(1,736,823)	$6,688,222
Incurred	519,559	(76,907)	442,652	1,672,746	(251,765)	1,420,981
Paid	(428,641)	75,749	(352,892)	(1,395,733)	221,437	(1,174,296)
Foreign exchange and other	59,501	(2,091)	57,410	49,012	(1,732)	47,280

End of period [a]	$8,751,070	$(1,768,883)	$6,982,187	$8,751,070	$(1,768,883)	$6,982,187

[a]
At September 30, 2012, the gross reserve for losses and loss expenses included IBNR of $5,726 million, or 65%, of total gross reserves for loss and loss expenses. At December 31, 2011, the comparable amount was $5,406 million, or 64%.

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended September 30, 2012			Nine months ended September 30, 2012
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$208,617	$220,024	$428,641	$691,098	$704,635	$1,395,733
Reinsurance recoveries	(75,749)	—	(75,749)	(221,437)	—	(221,437)

Net losses paid	132,868	220,024	352,892	469,661	704,635	1,174,296

Change in:
Reported case reserves	27,634	(4,092)	23,542	(9,829)	(12,119)	(21,948)
IBNR	24,796	42,580	67,376	217,995	80,967	298,962
Reinsurance recoveries on unpaid loss and loss expense reserves	547	(1,705)	(1,158)	(24,356)	(5,973)	(30,329)

Total net incurred losses and loss expenses	$185,845	$256,807	$442,652	$653,471	$767,510	$1,420,981

Gross reserve for losses and loss expenses	$4,302,340	$4,448,730	$8,751,070	$4,302,340	$4,448,730	$8,751,070

Prior years net favorable reserve development	$31,566	$28,865	$60,431	$81,855	$98,419	$180,274

Key Ratios

Net paid to net incurred percentage	71.5%	85.7%	79.7%	71.9%	91.8%	82.6%

Net paid losses / Net premiums earned	33.4%	47.4%	40.9%	40.0%	50.9%	45.9%
Change in net loss and loss expense reserves / Net premiums earned	13.3%	7.9%	10.4%	15.6%	4.5%	9.6%
Net loss and loss expense ratio	46.7%	55.3%	51.3%	55.6%	55.4%	55.5%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTERLY

	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q3 2010

Gross losses paid	$208,617	$245,704	$236,777	$294,834	$198,120	$218,495
Reinsurance recoveries	(75,749)	(70,266)	(75,422)	(106,667)	(48,301)	(63,619)

Net losses paid	132,868	175,438	161,355	188,167	149,819	154,876

Change in:
Reported case reserves	27,634	53,570	(91,033)	61,632	(3,088)	(88,805)
IBNR	24,796	23,814	169,385	(29,060)	51,501	95,595
Reinsurance recoveries on unpaid loss and loss expense reserves	547	(26,922)	2,016	6,325	9,171	(10,806)

Total net incurred losses and loss expenses	$185,845	$225,900	$241,724	$227,064	$207,403	$150,860

Gross reserve for losses and loss expenses	$4,302,340	$4,238,463	$4,172,529	$4,081,741	$4,045,488	$3,488,114

Prior years net favorable reserve development	$31,566	$35,394	$14,897	$28,938	$32,594	$27,823

Key Ratios

Net paid to net incurred percentage	71.5%	77.7%	66.8%	82.9%	72.2%	102.7%

Net paid losses/Net premiums earned	33.4%	45.4%	41.3%	50.6%	40.4%	48.4%
Change in net loss and loss expense reserves / Net premiums earned	13.3%	13.1%	20.6%	10.5%	15.6%	(1.3%)
Net loss and loss expense ratio	46.7%	58.4%	61.9%	61.1%	56.0%	47.1%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTERLY

	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q3 2010

Gross losses paid	$220,024	$240,991	$243,621	$288,284	$278,529	$182,404
Reinsurance recoveries	—	—	—	—	—	—

Net losses paid	220,024	240,991	243,621	288,284	278,529	182,404

Change in:
Reported case reserves	(4,092)	29,106	(37,132)	83,915	90,009	36,785
IBNR	42,580	(25,695)	64,081	(13,526)	(66,812)	54,589
Reinsurance recoveries on unpaid loss and loss expense reserves	(1,705)	(2,665)	(1,605)	(2,283)	(2,290)	(2,484)

Total net incurred losses and loss expenses	$256,807	$241,737	$268,966	$356,390	$299,436	$271,294

Gross reserve for losses and loss expenses	$4,448,730	$4,362,188	$4,426,815	$4,343,304	$4,289,353	$3,446,414

Prior years net favorable reserve development	$28,865	$39,218	$30,335	$48,837	$45,837	$43,884

Key Ratios

Net paid to net incurred percentage	85.7%	99.7%	90.6%	80.9%	93.0%	67.2%

Net paid losses / Net premiums earned	47.4%	51.9%	53.4%	60.7%	59.3%	41.6%
Change in net loss and loss expense reserves / Net premiums earned	7.9%	0.2%	5.6%	14.3%	4.5%	20.2%
Net loss and loss expense ratio	55.3%	52.1%	59.0%	75.0%	63.8%	61.8%

AXIS Capital Holdings Limited
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF OCTOBER 1, 2012

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event
Southeast	U.S. Hurricane	$503	$705	$929
Northeast	U.S. Hurricane	55	214	457
Mid-Atlantic	U.S. Hurricane	138	395	877
Gulf of Mexico	U.S. Hurricane	338	502	821
California	Earthquake	421	600	901
Europe	Windstorm	274	375	491
Japan	Earthquake	270	367	565
Japan	Windstorm	84	158	220
The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at October 1, 2012. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.7 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.7 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.7 billion.
We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.
A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” dated August 3, 2011 is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS Capital Holdings Limited
EARNINGS (LOSS) PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011

Net income (loss) available to common shareholders	$223,407	$212,058	$513,555	$(70,634)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average shares outstanding - basic	121,127	125,971	123,568	121,197
Dilutive share equivalents: [a]
Warrants	—	1,108	—	—
Stock compensation plans	1,825	923	1,290	—
Weighted average shares outstanding - diluted	122,952	128,002	124,858	121,197

EARNINGS (LOSS) PER COMMON SHARE
Basic	$1.84	$1.68	$4.16	($0.58)
Diluted	$1.82	$1.66	$4.11	($0.58)

[a]	Due to the net loss incurred in the nine months ended September 30, 2011, these securities were not included in the computation of diluted earnings per share because of their anti-dilutive effect.

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q3 2010

Net income available to common shareholders	$223,407	$168,152	$121,997	$80,064	$212,058	$238,842

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	122,773	125,365	125,588	126,141	125,811	120,254
Shares issued [a]	311	60	1,249	1,060	362	148
Shares repurchased for treasury	(5,227)	(2,652)	(1,472)	(1,613)	(32)	(444)
Common shares - at end of period	117,857	122,773	125,365	125,588	126,141	119,958

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average shares outstanding - basic	121,127	123,823	125,782	126,360	125,971	120,091
Dilutive share equivalents:
Warrants	—	—	—	221	1,108	12,012
Stock compensation plans	1,825	1,160	886	1,105	923	2,303
Weighted average shares outstanding - diluted	122,952	124,983	126,668	127,686	128,002	134,406

EARNINGS PER COMMON SHARE
Basic	$1.84	$1.36	$0.97	$0.63	$1.68	$1.99
Diluted	$1.82	$1.35	$0.96	$0.63	$1.66	$1.78

[a]	The cashless exercise of warrants resulted in the issuance of 1,041 shares during the fourth quarter of 2011.

AXIS Capital Holdings Limited
DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At September 30, 2012

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$34.92

Book value per common share		$5,353,425	117,857	$45.42

Dilutive securities:
Restricted stocks			4,371	(1.62)
Options	$28.06		192	(0.07)
Restricted and phantom stock units			445	(0.16)
Diluted book value per common share		$5,353,425	122,865	$43.57

	At December 31, 2011

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$31.96

Book value per common share		$4,944,079	125,588	$39.37

Dilutive securities:
Restricted stocks		—	3,437	(1.05)
Options	$24.71	—	378	(0.11)
Restricted and phantom stock units		—	415	(0.13)
Diluted book value per common share		$4,944,079	129,818	$38.08

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

AXIS Capital Holdings Limited
NON-GAAP FINANCIAL MEASURE RECONCILIATION

	Quarter ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011
Net income (loss) available to common shareholders	$223,407	$212,058	$513,555	$(70,634)
Adjustment for:
Net realized investment gains	(50,803)	(57,557)	(95,699)	(125,177)
Associated tax impact	4,562	947	9,394	1,843
Foreign exchange losses (gains)	23,927	(60,830)	8,212	(27,254)
Associated tax impact	(453)	109	(264)	142
Loss on repurchase of preferred shares	—	—	14,009	—
Associated tax impact	—	—	—	—
Operating income (loss)	$200,640	$94,727	$449,207	$(221,080)

Net earnings (loss) per share - diluted	$1.82	$1.66	$4.11	$(0.58)
Adjustment for:
Net realized investment gains	(0.41)	(0.45)	(0.77)	(1.03)
Associated tax impact	0.03	0.01	0.08	0.01
Foreign exchange losses (gains)	0.19	(0.48)	0.07	(0.22)
Associated tax impact	—	—	—	—
Loss on repurchase of preferred shares	—	—	0.11	—
Associated tax impact	—	—	—	—
Operating income (loss) per share - diluted	$1.63	$0.74	$3.60	$(1.82)

Weighted average common shares and common share equivalents - diluted	122,952	128,002	124,858	121,197